Exhibit 99.1

Rexford Industrial Realty, Inc.

NYSE: REXR

11620 Wilshire Blvd

Suite 1000

Los Angeles, CA 90025

310-966-1680

www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:

Investor Company Summary	3

Financial and Portfolio Highlights and Common Stock Data	4

Consolidated and Combined Financial Results:

Consolidated and Combined Balance Sheet	5

Consolidated and Combined Statement of Operations	6 - 7

Non-GAAP FFO and AFFO Reconciliations	8

Statement of Operations Reconciliations	9

Same Property Portfolio Performance	10 -11

Joint Venture Financial Summary	12 -13

Capitalization Summary	14

Debt Summary	15

Portfolio Data:

Portfolio Overview	16

Leasing Statistics	17

Top Tenants and Lease Segmentation	18

Occupancy and Leasing Trends	19

Capital Expenditure Summary	20

Properties Under Repositioning	21

Acquisitions and Dispositions Summary	22

Definitions / Discussion of Non-GAAP Financial Measures	23 -24

Disclosures:

Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and potential liability for uninsured losses and environmental contamination.

For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” in our prospectus dated July 18, 2013, which was filed with the Securities and Exchange Commission (“SEC”) and other risks described in documents subsequently filed by us from time to time with the SEC. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 2

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Joel S. Marcus	Director

Company Contact Information
11620 Wilshire Blvd Suite 1000 Los Angeles, CA 90025 310-966-1680 www.RexfordIndustrial.com

Investor Relations Information
ICR Brad Cohen and Stephen Swett www.icrinc.com 212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	James Feldman
J.P. Morgan	Michael W. Mueller, CFA
FBR Capital Markets & Co.	Nikhil Bhalla
Wells Fargo Securities	Brendan Maiorana, CFA

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 3

Financial and Portfolio Highlights and Common Stock Data (1)

(in thousands except per share figures and portfolio statistics)

Period Ended
July 24, 2013 to Sep. 30, 2013 (2)
Financial Results:
Total rental revenues	$8,982
Straight line rent	290
Fair value lease revenue	(122)
Net income attributable to common stockholders	256
Net income per common share - diluted	$0.01
Company share of FFO	3,001
FFO per common share - diluted	$0.12
EBITDA	4,074
Adjusted EBITDA	4,309
Portfolio Statistics:
Portfolio SF - consolidated	5,489,496
Ending occupancy - consolidated portfolio	88.0%
Pro-forma occupancy including uncommenced leases	89.8%
Leasing spreads - cash	-1.1%
Leasing spreads - GAAP	6.7%
Same Property Performance: (3)
Total rental revenue growth	17%
Total property expense growth	12%
NOI growth	19%
Cash NOI growth	15%
Ending occupancy	87.3%
Occupancy growth (ppt)	5.6%
Capitalization:
Common stock price at quarter end	$13.51
Common shares issued and outstanding	24,757,841
Total shares and units issued and outstanding at period end (4)	28,454,927
Weighted average shares outstanding - diluted	24,574,432
Total equity market capitalization	$384,426
Consolidated debt	122,795
Total debt (pro-rata) (5)	129,020
Total combined market capitalization	513,446
Ratios:
Total debt (pro-rata) to total combined market capitalization	25.1%
Total debt (pro-rata) to adjusted EBITDA (7/24/13-9/30/13 annualized)	5.7x

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 23 of this report.
(2)	The financials reflect operations since the completion of our intial public offering on July 24, 2013.
(3)	Comparison of the three months ended September 30, 2013 to the three months ended September 30, 2012.
(4)	Includes 3,697,086 operating partnership units and excludes 920,734 unvested shares of restricted stock.
(5)	Includes our 15% share of debt in our Mission Oaks joint venture.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 4

Consolidated and Combined Balance Sheet

(in thousands)

	Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
	(unaudited)	(unaudited)	(unaudited)
Assets
Investments in real estate, net	$438,761	$385,691	$318,886	$320,962
Cash and cash equivalents	4,399	24,951	47,446	43,499
Restricted cash	298	2,026	2,086	1,882
Notes receivable	13,153	7,876	7,903	11,911
Rents and other receivables, net	869	685	446	560
Deferred rent receivable	3,746	3,969	3,949	3,768
Deferred leasing costs and in-place lease intangibles, net	11,601	7,805	4,518	5,012
Deferred loan costs, net	1,609	1,504	1,154	1,396
Acquired above-market leases, net	1,888	1,614	127	179
Other assets	2,321	4,574	3,875	1,870
Acquisition related deposits	1,435	210	2,483	260
Investment in unconsolidated real estate entities	8,982	11,486	12,362	12,697
Assets associated with real estate held for sale	—	—	15,156	16,500

Total Assets	$489,062	$452,391	$420,391	$420,496

Liabilities
Notes payable	$122,857	$351,187	$306,958	$302,830
Accounts payable, accrued expenses and other liabilities	4,602	2,518	3,030	2,589
Due to members	—	—	—	1,221
Interest rate contracts	—	—	—	49
Acquired below-market leases, net	535	65	32	39
Tenant security deposits	4,942	4,623	4,177	3,753
Prepaid rents	524	603	406	334
Liabilities associated with real estate held for sale	—	—	10,881	13,433

Total Liabilities	133,460	358,996	325,484	324,248

Equity
Rexford Industrial Realty Inc. common stock	$257	$—	$—	$—
Rexford Industrial Realty Inc. additional paid-in capital	308,937	—	—	—
Rexford Industrial Realty Inc. accumulated deficit	256	—	—	—

Total Rexford Industrial Realty Inc. stockholders’ equity	309,450	—	—	—

Predecessor equity	—	11,968	11,968	11,962
Predecessor accumulated deficit and distributions	—	(27,592)	(25,271)	(24,653)

Total Rexford Industrial Realty, Inc./Predecessor Equity	309,450	(15,624)	(13,303)	(12,691)

Noncontrolling interests	46,152	109,019	108,210	108,939

Total Equity	355,602	93,395	94,907	96,248

Total Liabilities and Equity	$489,062	$452,391	$420,391	$420,496

Third Quarter 2013 Supplemental Financial Reporting Package	Page 5

Consolidated and Combined Statement of Operations

Quarter and Year-to-Date Results

(in thousands, except share count and per share figures)

	Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor		Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor
	July 24, 2013 to Sep. 30, 2013 (1)	July 1, 2013 to July 23, 2013	Three months ended September 30, 2012	July 24, 2013 to Sep. 30, 2013 (1)	Jan. 1, 2013 to July 23, 2013	Nine months ended September 30, 2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Rental Revenues
Rental revenues	$7,798	$2,460	$6,875	$7,798	$19,392	$20,658
Tenant reimbursements	863	265	770	863	2,239	2,184
Management, leasing, and development services	281	13	174	281	444	344
Other income	40	20	28	40	187	78

Total rental revenues	8,982	2,758	7,847	8,982	22,262	23,264
Interest income	191	63	397	191	698	1,182

Total Revenues	9,173	2,821	8,244	9,173	22,960	24,446
Operating Expenses
Property expenses	$2,060	$576	$2,073	$2,060	$5,139	$6,241
General and administrative	2,500	1,885	1,727	2,500	4,420	3,884
Depreciation and amortization	3,062	901	3,037	3,062	7,641	9,240
Other property expenses	503	124	316	503	904	945

Total Operating Expenses	8,125	3,486	7,153	8,125	18,104	20,310
Other (Income) Expense
Acquisition expenses	$119	$7	$11	$119	$724	$245
Interest expense	717	1,270	4,426	717	9,593	12,931
Gain on mark-to-market of interest rate swaps	—	—	(611)	—	(49)	(1,835)

Total Other Expense	836	1,277	3,826	836	10,268	11,341

Total Expenses	8,961	4,763	10,979	8,961	28,372	31,651

Equity in income (loss) from unconsolidated real estate entities	$83	$9	$99	$83	$(915)	$66
Gain from early repayment of note receivable	—	—	—	—	1,365	—
Loss on extinguishment of debt	—	(3,935)	—	—	(3,972)	—

Net Income (Loss) from Continuing Operations	$295	$(5,868)	$(2,636)	$295	$(8,934)	$(7,139)

Discontinued Operations
Loss from discontinued operations before gains on sale of real estate	$—	$—	$(68)	$—	$(86)	$(136)
Loss on extinguishment of debt	—	—	—	—	(250)	—
Gain on sale of real estate	—	—	—	—	4,989	—

Income (Loss) from Discontinued Operations	$—	$—	$(68)	$—	$4,653	$(136)

Net Income (Loss)	$295	$(5,868)	$(2,704)	$295	$(4,281)	$(7,275)

Net (income) loss attributable to noncontrolling interests	$(39)	$3,559	$970	$(39)	$15	$3,912

Net Income (Loss) Attributable to Common Stockholders/Predecessor	$256	$(2,309)	$(1,734)	$256	$(4,266)	$(3,363)

Earnings per Common Share - Basic and Diluted
Net income per common share - basic	$0.01			$0.01

Weighted average shares outstanding - basic	24,574,432			24,574,432

Net income per common share - diluted	$0.01			$0.01

Weighted average shares outstanding - diluted	24,574,432			24,574,432

(1)	The financials reflect operations since the completion of our intial public offering on July 24, 2013.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 6

Consolidated and Combined Statement of Operations

Quarterly Results

(in thousands, except share count and per share figures)

	Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor
	July 24, 2013 to Sep. 30, 2013 (1)	July 1, 2013 to July 23, 2013	Three months ended June 30, 2013	Three months ended March 31, 2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Rental Revenues
Rental revenues	$7,798	$2,460	$9,152	$7,779
Tenant reimbursements	863	265	1,127	847
Management, leasing, and development services	281	13	170	261
Other income	40	20	49	118

Total rental revenues	8,982	2,758	10,498	9,005
Interest income	191	63	324	311

Total Revenues	9,173	2,821	10,822	9,316
Operating Expenses
Property expenses	$2,060	$576	$2,442	$2,120
General and administrative	2,500	1,885	1,396	1,139
Depreciation and amortization	3,062	901	3,564	3,175
Other property expenses	503	124	444	338

Total Operating Expenses	8,125	3,486	7,846	6,772
Other (Income) Expense
Acquisition expenses	$119	$7	$624	$93
Interest expense	717	1,270	4,467	3,857
Gain on mark-to-market of interest rate swaps	—	—	—	(49)

Total Other Expense	836	1,277	5,091	3,901

Total Expenses	8,961	4,763	12,937	10,673

Equity in income (loss) from unconsolidated real estate entities	$83	$9	$(712)	$(212)
Gain from early repayment of note receivable	—	—	—	1,365
Loss on extinguishment of debt	—	(3,935)	—	(37)

Net Income (Loss) from Continuing Operations	$295	$(5,868)	$(2,827)	$(241)

Discontinued Operations
Income (loss) from discontinued operations before gains on sale of real estate	$—	$—	$(180)	$93
Loss on extinguishment of debt	—	—	(41)	(209)
Gain on sale of real estate	—	—	2,580	2,409

Income from Discontinued Operations	$—	$—	$2,359	$2,293

Net Income (Loss)	$295	$(5,868)	$(468)	$2,052

Net (income) loss attributable to noncontrolling interests	$(39)	$3,559	$(1,818)	$(1,726)

Net Income (Loss) Attributable to Common Stockholders/Predecessor	$256	$(2,309)	$(2,286)	$326

Earnings per Common Share - Basic and Diluted
Net income per common share - basic	$0.01

Weighted average shares outstanding - basic	24,574,432

Net income per common share - diluted	$0.01

Weighted average shares outstanding - diluted	24,574,432

(1)	The financials reflect operations since the completion of our intial public offering on July 24, 2013.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 7

Non-GAAP FFO and AFFO Reconciliations (1)

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor
			Three Months Ended
	July 24, 2013 to Sep. 30, 2013 (2)	July 1, 2013 to July 23, 2013	June 30, 2013	March 31, 2013
Funds From Operations (FFO)
Net income (loss)	$256	$(5,868)	$(468)	$2,052
Add:
Depreciation and amortization, including amounts in discontinued operations	3,062	901	3,611	3,285
Depreciation and amortization from unconsolidated joint ventures and tenants in common	96	107	144	470
Impairment writedowns of depreciable real estate - unconsolidated joint ventures and tenants in common	—	—	837	—
Loss from early extinguishment of debt	—	3,935	41	246
Net income attributable to noncontrolling interests	39	—	—	—
Deduct:
Gains on sale of real estate	—	—	2,580	2,409

FFO available to common shareholders and unitholders	$3,453	$(925)	$1,585	$3,644

Company share of FFO (3)	$3,001

FFO per share - basic	$0.12

FFO per share - diluted	$0.12

Weighted-average shares outstanding - basic	24,574,432
Weighted-average shares outstanding - diluted	24,574,432
Weighted-average diluted shares and units	28,271,518
Adjusted Funds From Operations (AFFO)
Add:
Amortization of deferred financing costs	93	127	406	251
Fair value lease revenue	122	44	155	55
Acquisition costs	119	7	624	93
Non-cash stock compensation	326	900	20	66
Deduct:
Straight line rent adjustment	290	41	44	196
Gain on mark-to-market interest rate swaps	—	—	—	49
Capitalized payments (4)	67	23	79	84
Note Receivable discount amortization	25	8	32	62
Note Payable premium amortization	9	3	12	12
Recurring capital expenditures (5)	139	—	385	72
2nd generation tenant improvements and leasing commissions (6)	166	(1)	368	171
Unconsolidated joint venture AFFO adjustments	(7)	(10)	(18)	(8)

AFFO	$3,424	$89	$1,888	$3,471

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 23 of this report.
(2)	The financials reflect operations since the completion of our intial public offering on July 24, 2013.
(3)	Based on weighted average interest in our operating partnership of 12.7% for the period from July 24, 2013 to September 30, 2013.
(4)	Includes capitalized leasing and development payroll.
(5)	Excludes nonrecurring capital expenditures of $414,000, $1,000, $200,000, and $345,000 for the period from July 24, 2013 to September 30, 2013, the period from July 1, 2013 to July 23, 2013, the three months ended June 30, 2013 and the three months ended March 31, 2013, respectively.
(6)	Excludes 1st generation tenant improvements and leasing commissions of $86,000, $27,000, $599,000, and $51,000 for the period from July 24, 2013 to September 30, 2013, the period from July 1, 2013 to July 23, 2013, the three months ended June 30, 2013, and the three months ended March 31, 2013, respectively.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 8

Statement of Operations Reconciliations (1)

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor
	July 24, 2013 to Sep. 30, 2013 (2)	July 1, 2013 to July 23, 2013	Three Months Ended
			June 30, 2013	March 31, 2013
Net Operating Income (NOI)
Rental revenues	$7,798	$2,460	$9,152	$7,779
Tenant reimbursements	863	265	1,127	847
Other income	40	20	49	118

Total operating revenues	8,701	2,745	10,328	8,744
Property expenses	2,060	576	2,442	2,120
Other property expenses	503	124	444	338

Total operating expenses	2,563	700	2,886	2,458

NOI	$6,138	$2,045	$7,442	$6,286

Fair value lease revenue	122	44	155	55
Straight line rent adjustment	(290)	(41)	(44)	(196)

Cash NOI	$5,970	$2,048	$7,553	$6,145

Net Income (Loss)	$295	$(5,868)	$(468)	$2,052
Add:
General and administrative	2,500	1,885	1,396	1,139
Depreciation and amortization	3,062	901	3,564	3,175
Acquisition expenses	119	7	624	93
Interest expense	717	1,270	4,467	3,857
Gain on mark-to-market of interest rate swaps	—	—	—	(49)
Subtract:
Management, leasing, and development services	281	13	170	261
Interest income	191	63	324	311
Equity in income (loss) from unconsolidated real estate entities	83	9	(712)	(212)
Gain from early repayment of note receivable	—	—	—	1,365
Loss on extinguishment of debt	—	(3,935)	—	(37)
Income from discontinued operations	—	—	2,359	2,293

NOI	$6,138	$2,045	$7,442	$6,286

Fair value lease revenue	122	44	155	55
Straight line rent adjustment	(290)	(41)	(44)	(196)

Cash NOI	$5,970	$2,048	$7,553	$6,145

EBITDA
Net income (loss)	$295	$(5,868)	$(468)	$2,052
Interest expense	717	1,270	4,467	3,857
Gain on mark-to-market of interest rate swaps	—	—	—	(49)
Depreciation and amortization	3,062	901	3,564	3,175

EBITDA	$4,074	$(3,697)	$7,563	$9,035

Loss on extinguishment of debt	—	3,935	—	37
Non-recurring legal fees	235	—	—	—

Adjusted EBITDA	$4,309	$238	$7,563	$9,072

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 23 of this report.
(2)	The financials reflect operations since the completion of our intial public offering on July 24, 2013.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 9

Same Property Portfolio Performance (1)

Statement of Operations and NOI Reconciliation

(in thousands)

(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ending			Nine Months Ending
	September 30			September 30
	2013 (2)	2012	Change	2013 (2)	2012	Change
Rental Revenues
Rental revenues	$8,158	$6,942	18%	$22,538	$20,320	11%
Tenant reimbursements	865	770	12%	2,507	2,129	18%
Other operating revenues	36	27	33%	198	76	161%

Total rental revenues	9,059	7,739	17%	25,243	22,525	12%
Interest income	254	253	0%	825	752	10%

Total Revenues	9,313	7,992	17%	26,068	23,277	12%
Operating Expenses
Property expenses	$2,130	$2,034	5%	$6,007	$6,025	(0%)
Depreciation and amortization	3,013	3,226	(7%)	8,834	9,398	(6%)
Other property expenses	435	247	76%	990	726	36%

Total Operating Expenses	5,578	5,507	1%	15,831	16,149	(2%)
Other (Income) Expense
Interest expense	1,240	4,545	(73%)	9,214	13,353	(31%)

Total Other Expense	1,240	4,545	(73%)	9,214	13,353	(31%)

Total Expenses	6,818	10,052	(32%)	25,045	29,502	(15%)
Loss on extinguishment of debt	(3,424)	—		(3,399)	—

Net Income (Loss)	$(929)	$(2,060)	(55%)	$(2,376)	$(6,225)	(62%)

Same Property Portfolio NOI Reconciliation:

	Three Months Ending			Nine Months Ending
	September 30			September 30
	2013(2)	2012	Change	2013(2)	2012	Change
NOI
Net Income (Loss)	$(929)	$(2,060)		$(2,376)	$(6,225)
Add:
Interest expense	1,240	4,545		9,214	13,353
Depreciation and amortization	3,013	3,226		8,834	9,398
Deduct:
Loss on extinguishment of debt	(3,424)	—		(3,399)	—
Interest income	254	253		825	752

NOI	$6,494	$5,458	19%	$18,246	$15,774	16%

Straight-line rents	(261)	(50)		(241)	(234)
Amort. above/below market leases	7	37		70	106

Cash NOI	$6,239	$5,444	15%	$18,075	$15,646	16%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 23 of this report.
(2)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 10

Same Property Portfolio Performance (1)

NOI Reconciliation, Portfolio Detail, and Occupancy

(in thousands)

(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ending			Nine Months Ending
	September 30			September 30
	2013 (2)	2012	Change	2013 (2)	2012	Change
Rental revenues	$8,158	$6,942	18%	$22,538	$20,320	11%
Tenant reimbursements	865	770	12%	2,507	2,129	18%
Other operating revenues	36	27	33%	198	76	161%

Total rental revenue	9,059	7,739	17%	25,243	22,525	12%
Interest income	254	253	0%	825	752	10%

Total revenue	9,313	7,992	17%	26,068	23,277	12%
Property expenses	2,130	2,034	5%	6,007	6,025	(0%)
Other property expenses	435	247	76%	990	726	36%

Total property expense	2,565	2,281	12%	6,997	6,751	4%

NOI	$6,494	$5,458	19%	$18,246	$15,774	16%

Straight-line rents	(261)	(50)	419%	(241)	(234)	3%
Amort. above/below market leases	7	37	(82%)	70	106	(34%)

Cash NOI	$6,239	$5,444	15%	$18,075	$15,646	16%

Same Property Portfolio Detail:

	Three Months Ending September 30, 2013	Three Months Ending June 30, 2013	Nine Months Ending September 30, 2013
Same Property Portfolio:
Number of Properties	49	48	47
Square Feet (pro-rata)	4,320,532	4,236,316	4,174,679
Weighted Average Occupancy	87.3%	88.5%	87.1%

Same Property Portfolio Occupancy:

	September 30, 2013	September 30, 2012	Change (ppt)
Occupancy:
Los Angeles County	86.9%	85.5%	1.3%
Orange County	92.6%	89.2%	3.5%
San Bernardino County	85.8%	83.8%	1.9%
Ventura County	100.0%	97.2%	2.8%
San Diego County	82.5%	60.4%	22.0%
Other	69.0%	75.7%	(6.7%)

Total/Weighted Average	87.3%	81.6%	5.6%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 23 of this report.
(2)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 11

Joint Venture Financial Summary

Balance Sheet

(in thousands)

(unaudited results)

Balance Sheet:

(Financials reflect 100% of property performance)

	Mission Oaks
	Three Months Ended
	Sep. 30, 2013 (1)	Jun. 30, 2013
Rexford Industrial Realty, Inc./Predecessor Ownership %:	15%	15%
Assets:
Investments in real estate, net	$53,316	$51,240
Cash and cash equivalents	781	1,758
Rents and other receivables, net	286	146
Deferred rent receivable	62	12
Deferred leasing costs and acquisition related intangible assets, net	5,913	6,165
Deferred loan costs, net	185	212
Acquired above-market leases, net	912	1,001
Other assets	73	101

Total Assets	$61,528	$60,634

Liabilities:
Notes payable	$41,500	$41,500
Accounts payable, accrued expenses and other liabilities	755	244
Tenant security deposits	267	267

Total Liabilities	$42,522	$42,011

Equity:
Equity	18,762	18,762
Accumulated deficit and distributions	244	(139)

Total Equity	19,006	18,623

Total Liabilities and Equity	$61,528	$60,634

(1)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 12

Joint Venture Financial Summary (1)

Statement of Operations

(in thousands)

(unaudited results)

Statement of Operations:

(Financials reflect 100% of property performance)

	Mission Oaks
	Three Months Ended
	Sep. 30, 2013 (2)	Jun. 30, 2013
Rexford Industrial Realty, Inc./Predecessor Ownership %:	15%	15%
Income Statement
Rental revenues	$1,427	$1,272
Tenant reimbursements	330	261
Other operating revenues	455	294

Total revenue	2,212	1,827
Total operating expense	912	696

NOI	1,300	1,131

General and administrative	1	39
Depreciation and amortization	637	650
Interest expense	280	281

Total expense	1,830	1,667

Net Income (Loss)	$382	$160

EBITDA
Net income (loss)	$382	$160
Interest expense	280	281
Depreciation and amortization	637	650

EBITDA	$1,299	$1,092

Reconciliation - Equity Income in Joint Venture:
Net income (loss)	$382	$160
Rexford Industrial Realty, Inc./Predecessor Ownership %:	15%	15%
Company share	57	24
Intercompany eliminations	39	35

Equity in net income (loss) from unconsolidated real estate entities	$97	$60

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 23 of this report.
(2)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 13

Capitalization Summary

(unaudited results)

Capitalization as of September 30, 2013

Description	September 30, 2013
Common shares (1)	24,757,841
Operating partnership units	3,697,086

Total shares and units at period end (1)	28,454,927
Share price at 9/30/2013	$13.51

Total Equity Market Capitalization	$384,426,064
Consolidated debt	$122,794,765
Plus: pro-rata share of debt related to unconsolidated JV’s	6,225,000

Total Debt (pro-rata)	$129,019,765

Total Combined Market Capitalization	$513,445,829

Total debt (pro-rata) to total combined market capitalization	25.1%
Total debt (pro-rata) to adjusted EBITDA (7/24/13-9/30/13 annualized)	5.7x

(1)	Excludes 920,734 unvested shares of restricted stock.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 14

Debt Summary

(in thousands)

(unaudited results)

Debt Detail:

As of September 30, 2013

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated Interest Rate	Effective Interest Rate	Balance
Secured Debt:
Glendale Commerce Center (1)	5/1/2016	5/1/2018	LIBOR + 2.00%	2.18%	$42,750
10700 Jersey Blvd.	1/1/2015	N/A	5.45%	5.45%	5,170
Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.08%	60,000
Unsecured Credit Facility:
$200M facility	7/24/2016	7/24/2018	LIBOR + 1.50%	1.68%	14,875

Total Consolidated:				2.21%	$122,795

Pro-rata Joint Venture Interest:
Mission Oaks (2)	6/28/2015	6/28/2017	LIBOR + 2.50%	2.69%	$6,225

(1)	Located at 3350 Tyburn St., 3332—3424 N. San Fernando Rd.
(2)	3001, 3175 & 3233 Mission Oaks Blvd. structured as 3 separate cross-collateralized loans with similar terms.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	1.3	5.45%	5.45%	$5,170	4%
Variable	4.3	LIBOR + 1.89%	2.07%	$117,625	96%

Secured	4.3		2.28%	$107,920	88%
Unsecured credit facility	2.8		1.68%	$14,875	12%

Debt Maturity Schedule:

Year	Secured	Unsecured Credit Facility	Total	% Total	Interest Rate
2013	$—	$—	$—	0%	—
2014	—	—	—	0%	—
2015	5,170	—	5,170	4%	5.45%
2016	42,750	14,875	57,625	47%	2.05%
2017	—	—	—	0%	—
2018	—	—	—	0%	—
2019	60,000	—	60,000	49%	2.08%
Thereafter	—	—	—	0%	—

Total	$107,920	$14,875	$122,795	100%	2.21%

Third Quarter 2013 Supplemental Financial Reporting Package	Page 15

Portfolio Overview

at 9/30/2013

(unaudited results)

Consolidated Portfolio:

					Ann. Base Rent
Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Total (in thousands)	per SF
Greater San Fernando Valley	14	100.0%	1,360,719	90.2%	$12,234	$9.97
San Gabriel Valley	6	100.0%	612,482	97.6%	5,731	$9.59
Central LA	1	100.0%	190,663	100.0%	1,272	$6.67
Mid-Counties	4	100.0%	522,430	73.0%	2,884	$7.56
South Bay	6	100.0%	335,258	79.3%	1,995	$7.51

Los Angeles County	31	100.0%	3,021,552	88.1%	24,117	$9.06
North Orange County	2	100.0%	223,681	93.7%	$1,787	$8.53
Airport	4	100.0%	289,040	91.8%	2,128	$8.02

Orange County	6	100.0%	512,721	92.6%	3,915	$8.24
Inland Empire West	5	100.0%	495,561	85.1%	$3,928	$9.31
Inland Empire East	2	100.0%	85,282	89.1%	443	$5.83

San Bernardino County	7	100.0%	580,843	85.7%	4,371	$8.78
Camarillo / Oxnard	3	100.0%	410,533	97.3%	$3,051	$7.64

Ventura County	3	100.0%	410,533	97.3%	3,051	$7.64
North County	7	100.0%	709,251	83.0%	$4,908	$8.34
Central	2	100.0%	137,989	93.9%	1,596	$12.32
South County	1	100.0%	78,615	68.6%	472	$8.76

San Diego County	10	100.0%	925,855	83.4%	6,977	$9.04
Other(6)	1	100.0%	37,992	69.0%	$362	$13.82

Cons. Total / Wtd. Avg.	58	100.0%	5,489,496	88.0%	$42,794	$8.85

Unconsolidated Joint Ventures:
Camarillo / Oxnard	3	15.0%	178,261	87.9%	$921	$5.88

Uncons. Total / Wtd. Avg.	3	15.0%	178,261	87.9%	$921	$5.88

Total Portfolio:
Grand Total / Wtd. Avg.	61	84.9%	5,667,757	88.0%	$43,715	$8.76

Third Quarter 2013 Supplemental Financial Reporting Package	Page 16

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Third Quarter 2013:
New	57	143,973	2.3	(2.7%)	4.5%
Renewal (1)	58	194,978	1.7	(0.3%)	7.8%

Total/Weighted Average	115	338,951	2.0	(1.1%)	6.7%

(1)	Over 92% of lease renewals during the quarter achieved flat or positive cash rent growth.

Uncommenced Leases by County:

Market	Leased SF	Uncomm. Lease Ann. Base Rent (in thousands)	Total Pro Forma Ann. Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Ann. Base Rent per SF
Los Angeles County	37,498	$357	$24,222	89.3%	$8.98
Orange County	15,189	150	4,065	95.6%	$8.30
San Bernardino County	18,794	150	4,347	88.5%	$8.45
Ventura County	1,755	16	3,068	97.7%	$7.65
San Diego County	25,115	222	7,199	86.1%	$9.03
Other	2,400	23	385	75.3%	$13.46

Total/Weighted Average	100,751	$918	$43,286	89.8%	$8.78

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Ann. Base Rent (in thousands)	% of Ann. Base Rent	Ann. Base Rent per SF
Available	—	656,466	—	—	—
MTM Tenants	41	86,457	$851	2.0%	$9.85
2013	67	299,474	2,938	6.9%	$9.81
2014	274	1,512,586	12,566	29.4%	$8.31
2015	178	1,054,848	8,692	20.3%	$8.24
2016	91	718,008	6,461	15.1%	$9.00
2017	21	396,370	3,415	8.0%	$8.62
2018	19	257,798	2,519	5.9%	$9.77
2019	3	55,787	583	1.4%	$10.44
2020	4	154,526	2,592	6.1%	$16.77
2021	1	1,680	29	0.1%	$17.28
2022	1	107,861	440	1.0%	$4.08
Thereafter	3	187,635	1,708	4.0%	$9.10

Total Portfolio	703	5,489,496	$42,794	100.0%	$8.85

Third Quarter 2013 Supplemental Financial Reporting Package	Page 17

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
State of California	Inland Empire West	58,781	2.5%	$17.88	3/31/2020
Biosense	LA - San Gabriel Valley	76,000	2.3%	$12.73	10/31/2020
ITT Industries, Inc.	LA - San Gabriel Valley	67,838	2.2%	$13.83	9/30/2023
Dr. Bonner’s Magic Soaps	San Diego - North	118,597	1.7%	$6.24	11/30/2024
Towne Inc	OC - Airport	122,060	1.6%	$5.73	7/31/2014
Team Acquisition Corp	LA - San Fern. Valley	20,442	1.5%	$31.19	12/31/2016
L&L Printers Carlsbad	San Diego - North	61,620	1.3%	$9.12	2/28/2017
Royal Printex	LA - Central	78,928	1.3%	$6.85	1/31/2017
Sonic Electronix	LA - San Fern. Valley	71,268	1.2%	$7.50	8/31/2014
PureTek	LA - San Fern. Valley	76,993	1.2%	$6.84	11/30/2015

Top 10 Total / Wtd. Avg.		752,527	16.8%	$9.56

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	503	1,021,591	$10,033	23.4%	$9.82
5,000 - 9,999	80	540,859	4,930	11.5%	$9.12
10,000 - 24,999	81	1,278,386	11,957	27.9%	$9.35
25,000 - 49,999	24	814,653	6,555	15.3%	$8.05
>50,000	15	1,177,541	9,318	21.8%	$7.91

Total / Wtd. Avg.	703	4,833,030	$42,794	100.0%	$8.85

Third Quarter 2013 Supplemental Financial Reporting Package	Page 18

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012
Occupancy:
Los Angeles County	88.1%	90.9%	90.9%	90.2%	86.1%
Orange County	92.6%	88.1%	93.4%	83.5%	90.2%
San Bernardino County	85.7%	82.3%	83.0%	84.5%	83.8%
Ventura County	97.3%	97.3%	99.6%	95.0%	95.4%
San Diego County	83.4%	83.4%	63.4%	64.0%	62.5%
Other	69.0%	67.2%	75.6%	85.3%	85.5%

Total/Weighted Average	88.0%	88.8%	85.6%	84.6%	82.7%

Portfolio pro-rata SF	5,489,496	5,290,266	4,642,278	4,913,694	4,706,898

Leasing Activity:

	Three Months Ended
	Sep. 30, 2013 (2)	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012
Leasing Activity (SF): (1)
New leases	143,973	265,394	283,507	201,942	316,567
Renewal	194,978	244,206	337,887	231,655	228,677

Gross leasing	338,951	509,600	621,394	433,597	545,244
Expiring leases	328,098	339,347	425,011	291,409	367,803

Net absorption	10,853	170,253	196,383	142,188	177,441
Retention rate	59%	72%	80%	79%	62%

Weighted Average Renewal Leasing Spreads:

	Sep. 30, 2013	Jun. 30, 2013
Cash Rent Change	(1.1%)	(2.8%)
GAAP Rent Change	6.7%	8.2%

(1)	Excludes month-to-month tenants.
(2)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 19

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Most Recent Quarter:

	Amount	SF	PSF
Tenant Improvements:
New Leases - 1st Gen.	$43,000	241,520	$0.18
New Leases - 2nd Gen.	$35,000	60,329	$0.58
Renewals	$6,000	14,117	$0.43

Leasing Commissions:
New Leases - 1st Gen.	$70,000	85,707	$0.82
New Leases - 2nd Gen.	$122,000	102,260	$1.19
Renewals	$2,000	69,952	$0.03

Total Recurring Capex:
Recurring Capex	$139,000	5,489,496	$0.03
Recurring Capex % NOI	1.7%	—	—
Nonrecurring Capex	$415,000	5,489,496	$0.08

Year-to-Date:

	Amount	SF	PSF
Tenant Improvements:
New Leases - 1st Gen.	$195,000	318,787	$0.61
New Leases - 2nd Gen.	$128,000	138,952	$0.92
Renewals	$47,000	60,693	$0.77

Leasing Commissions:
New Leases - 1st Gen.	$568,000	304,127	$1.87
New Leases - 2nd Gen.	$276,000	261,424	$1.06
Renewals	$252,000	327,018	$0.77

Total Recurring Capex:
Recurring Capex	$534,000	5,159,556	$0.10
Recurring Capex % NOI	2.4%	—	—
Nonrecurring Capex	$960,000	5,159,556	$0.19

Third Quarter 2013 Supplemental Financial Reporting Package	Page 20

Properties Under Repositioning

(unaudited results, all figures pro rata except SF)

Acquisition and Investment Detail:

As of September 30, 2013

Property	Ownership %	Total SF presented on a wholly owned basis	Acquisition Date	Occupancy % at Sep. 30, 2013	Purchase Price ($ in MM)	Inv.-to- date ($ in MM)	Projected Total Inv. ($ in MM)
Work In Progress:
3233 Mission Oaks Blvd.	15.0%	452,111	Jun-12	71%	$2.3	$3.0	$3.5
Glendale*	100.0%	38,665	Apr-08	0%	$6.0	$7.5	N/A
1661 240th St.	100.0%	100,851	May-13	45%	$5.0	$5.0	$7.6

Grand Total / Wtd. Avg.		591,627		62%	$13.3	$15.5	$11.1

*	Located at 700 Allen Ave., 1840 Dana St., & 1830 Flower St.

Third Quarter 2013 Supplemental Financial Reporting Package	Page 21

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at Sep. 30, 2013
May-11	Vinedo	122-125 North Vinedo Ave.	LA - San Fern. Valley	48,381	$5.2	100%	100%
Aug-11	MacArthur	3441 W MacArthur Blvd.	OC - Airport	122,060	$8.5	100%	100%
Aug-11	Odessa	6701 & 6711 Odessa Ave.	LA - San Fern. Valley	29,544	$2.8	0%	100%
Nov-11	Golden Valley	13914-13932 Valley Blvd.	LA - San Gabriel	58,084	$3.6	70%	86%
Nov-11	Jersey	10700 Jersey Blvd.	Inland Empire West	107,568	$7.6	80%	79%
Dec-11	Shoemaker	14944, 14946 & 14948 Shoemaker Ave.	LA - Mid-counties	85,950	$5.7	68%	97%
Dec-11	Arrow	15705, 15709 Arrow Highway & 5220 Forth St.	LA - San Gabriel	69,592	$5.5	91%	94%
Dec-11	Normandie	20920-20950 Normandie Ave.	LA - South Bay	49,466	$4.4	73%	96%
Dec-11	Paramount	6423-6431 & 6407-6119 Alondra Blvd.	LA - South Bay	30,224	$2.6	100%	100%
Mar-12	Campus	1400 S. Campus Ave.	Inland Empire West	107,861	$4.8	100%	100%
May-12	Zenith	500-560 Zenith Dr.	Illinois	37,992	$1.6	72%	69%
Jun-12	Mission Oaks	3001, 3175 & 3233 Mission Oaks Blvd.	Ventura County	1,188,407	$59.1	73%	88%
Dec-12	Calvert	15041 Calvert St.	LA - San Fern. Valley	81,282	$5.6	100%	100%
Dec-12	Del Norte	701 Del Norte Blvd.	Ventura County	125,514	$9.5	95%	91%
Apr-13	Broadway	18118-18120 S. Broadway	LA - South Bay	78,183	$5.4	100%	100%
Apr-13	Glendale Commerce Center	3350 Tyburn St., 3332 - 3424 N. San Fernando Rd.	LA - San Fern. Valley	473,345	$56.2	100%	100%
Apr-13	Benson	8900-8980 Benson Ave., 5637 Arrow Highway	Inland Empire West	88,146	$7.2	84%	85%
May-13	240th Street	1661 240th St.	LA - South Bay	100,851	$5.0	39%	45%
Jul-13	Orion	8101-8117 Orion Ave.	LA - San Fern. Valley	48,388	$5.6	90%	90%
Aug-13	Tarzana	18310-18330 Oxnard St.	LA - San Fern. Valley	75,288	$8.4	81%	81%
Nov-13	Yorba Linda Business Park	22343-22349 La Palma Ave.	OC - North	115,760	$12.7	79%	N/A
Nov-13	The Park	1100-1170 Gilbert St., 2353-2373 La Palma Ave.	OC - North	120,313	$10.6	85%	N/A

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale

Third Quarter 2013 Supplemental Financial Reporting Package	Page 22

Definitions / Discussion of Non-GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our performance.

Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.

Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.

Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.

Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use. These costs are subtracted in our calculation of Cash Available for Distribution.

Cash Available for Distribution (CAD): We calculate cash available for distribution, or CAD, by adding to or subtracting from AFFO (i) first generation tenant improvements and leasing commissions costs and (ii) non-recurring capital expenditures. Management uses CAD, together with FFO and AFFO, as a supplemental performance measure. Other Equity REITs may not calculate CAD using the method we do. As a result, our CAD may not be comparable to such other Equity REITs’ CAD. CAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of loss on extinguishment of debt and non-recurring legal fees.

Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.

Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

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Definitions / Discussion of Non-GAAP Financial Measures

Properties Under Repositioning: Typically defined as properties were space is held vacant in order to implement capital improvements that improve the market rentability of that space. Considered completed once investment is fully or nearly fully deployed.

NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Same Property Portfolio: Determined independently for each period presented. Comparable properties must have been owned for the entire current and prior periods presented. The company’s computation of same property performance may not be comparable to other real estate companies.

Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

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